                                                                Exhibit 32(b)

                                                                                                                          Exhibit 32(b)
                                    CERTIFICATION PURSUANT TO
                                    18 U.S.C. SECTION 1350,
                                    AS ADOPTED PURSUANT TO
                          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Dillard's, Inc. (the "Company") on Form
10-K for the period ended January 29, 2005 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, James I. Freeman, Senior Vice President
and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2005

                                               /s/ James I. Freeman
                                                James I. Freeman
                                                Senior Vice President and
                                                Chief Financial Officer